Exhibit 99.1

B. Riley Financial Reports Second Quarter 2016 Financial Results

LOS ANGELES, CA – August 5, 2016 – B. Riley Financial, Inc. (NASDAQ: RILY), a diversified provider of financial and business advisory services, reported results for the second quarter ended June 30, 2016.

•	Q2 2016 net loss of $0.1 million or $(0.01) per diluted share
•	Q2 2016 adjusted EBITDA of $1.8 million
•	Providing Q3 2016 adjusted EBITDA guidance of $15 million to $20 million
•	Completed $23 million follow-on equity offering of B. Riley Financial common stock
•	Completed acquisition of United Online on July 1st for $11.00 per share
•	Dividend of $0.03 per share declared for stockholders of record as of August 22, 2016

Second Quarter 2016 Financial Results

Total revenues for the second quarter of 2016 were $20.3 million compared to $45.5 million in the same year-ago period. The decrease in revenue was primarily due to lower revenue from the company’s capital markets and auction and liquidation businesses.

•	Capital Markets Segment: Revenue was $7.2 million compared to $13.7 million in the same year-ago period. The decrease was primarily due to lower investment banking fees, trading income, commissions, fees, and other income earned from the company’s research, sales and trading, and wealth management services. Segment loss totaled $520,000 compared to segment income of $4.1 million in the same year-ago period.

•	Auction and Liquidation Segment: Revenue was $5.4 million compared to $24.0 million in the same year-ago period. The decrease was primarily due to a $11.8 million decrease in revenues from services and fees from retail liquidation engagements and $0.8 million decrease from services and fees from the company’s wholesale and industrial auction division. Segment income totaled $1.7 million compared to $11.9 million in the same year-ago period.

•	Valuation and Appraisal Segment: Revenue was $7.7 million compared to $7.8 million in the same year-ago period. The decrease was primarily due to a net decrease in revenues related to appraisal engagements. Segment income totaled $2.1 million compared to $2.3 million in the same year-ago period.

Net loss for the second quarter of 2016 totaled $101,000 or $(0.01) per diluted share, compared to a net income of $8.7 million or $0.53 per diluted share in the same year-ago period.

Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, transaction expenses, and share based compensation) for the second quarter of 2016 totaled $1.8 million, compared to $15.5 million in the same year-ago period (see note regarding “Use of Non-GAAP Financial Measures,” below for further discussion of this non-GAAP term).

At June 30, 2016, the company had $48.1 million of unrestricted cash and $18.7 million of net investments in securities. Total shareholder equity at quarter-end was $134.4 million.

Declaration of Dividend

On August 4, 2016, the company’s board of directors approved a dividend of $0.03 per share, which will be paid on or about September 8, 2016 to stockholders of record on August 22, 2016.

Management Commentary

“Despite a slowdown in our Capital Markets segment and modest activity in our Auction and Liquidation segment, we were able to generate $1.8 million in adjusted EBITDA during the second quarter,” commented Bryant Riley, chairman and CEO of B. Riley Financial. “Maintaining positive adjusted EBITDA during these slower quarters is a key component to our business model. As we have demonstrated over the last two years since the combination of Great American and B. Riley & Co., our platform has the ability to produce outsized returns on an episodic basis. We will continue to maintain a disciplined operating structure which is a critical aspect to taking advantage of these opportunities whenever they arise.

“To that end, we are providing adjusted EBITDA guidance for Q3 2016 in the range of $15 million to $20 million, due primarily to the strength in our Auction and Liquidation segment, as well as the addition of United Online, which we acquired on July 1.

“As we look forward, we see strong opportunities in our Auction and Liquidation segment, steady cash flow from our United Online business as well as Valuation and Appraisal segment, and a moderate improvement in our Capital Markets segment. We will continue to strategically invest within these groups as meaningful opportunities present themselves.”

Conference Call

B. Riley Financial will host an investor conference call today (August 5, 2016) at 8:30 a.m. Eastern time. The company’s Chairman and CEO, Bryant Riley, President Tom Kelleher, and CFO and COO, Phillip Ahn, will host the conference call, followed by a question and answer period.

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 949-574-3860.

Date: Friday, August 5, 2016

Time: 8:30 a.m. Eastern time (5:30 a.m. Pacific time)

Toll-Free Number: 1-877-407-0789

International Number: 1-201-689-8562

The conference call will be broadcast simultaneously and available for replay via the investor section of the company’s website here.

A replay of the call will be available after 11:30 a.m. Eastern time through August 12, 2016.

Toll-Free Replay Number: 1-877-870-5176

International Replay Number: 1-858-384-5517

Replay ID: 13642491

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About B. Riley Financial, Inc.

B. Riley Financial, Inc. (NASDAQ: RILY) provides collaborative financial services and solutions through several subsidiaries, including: B. Riley & Co. LLC, a leading investment bank which provides corporate finance, research, and sales & trading to corporate, institutional and high net worth individual clients; Great American Group, LLC, a leading provider of advisory and valuation services, and asset disposition and auction solutions; B. Riley Capital Management, LLC, an SEC registered Investment Advisor, which includes B. Riley Asset Management, a provider of investment products to institutional and high net worth investors, and B. Riley Wealth Management (formerly MK Capital Advisors), a multi-family office practice and wealth management firm focused on the needs of ultra-high net worth individuals and families; and Great American Capital Partners, a provider of senior secured loans and second lien secured loan facilities to middle market public and private U.S. companies.

B. Riley Financial is headquartered in Los Angeles with offices in major financial markets throughout the world. For more information on B. Riley Financial, visit www.brileyfin.com.

Forward-Looking Statements

This press release may contain forward-looking statements by B. Riley Financial, Inc. that are not based on historical fact, including, without limitation, statements containing the words "expects," "anticipates," "intends," "plans," “projects,” "believes," "seeks," "estimates" and similar expressions and statements. Such forward looking statements include, but are not limited to, express or implied statements regarding future financial performance, the effects of our business model, the effects of the United Online acquisition and related actions, expectations regarding future transactions and the financial impact, size and consistency of returns and timing thereof, expectations regarding adjusted EBITDA for the third quarter of 2016, as well as statements regarding the effect of investments in our business segments. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Such factors include risks associated with large engagements in our Auction and Liquidation segment; our ability to achieve expected cost savings or other benefits with respect to the acquisition of United Online, in each case within expected time frames or at all; our ability to consummate anticipated transactions and the expected financial impact thereof, in each case within the expected timeframes or at all; our ability to successfully integrate recent acquisitions; loss of key personnel; our ability to manage growth; the potential loss of financial institution clients; the timing of completion of significant engagements; and those risks described from time to time in B. Riley Financial, Inc.'s filings with the SEC, including, without limitation, the risks described in B. Riley Financial, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2015 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date this press release is issued, and B. Riley Financial, Inc. undertakes no duty to update this information.

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Note Regarding Use of Non-GAAP Financial Measures

Certain of the information set forth herein, including adjusted EBITDA, may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the company’s available capital resources, the operating performance of its business and its cash flow, excluding net interest expense, provisions for income taxes, depreciation, amortization, transaction expenses and stock-based compensation that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP"). In addition, the company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the company’s operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the company may not be comparable to similarly titled amounts reported by other companies. The non-GAAP measures are described above and are reconciled to the corresponding GAAP measure in the unaudited condensed consolidated financial statements portion of this release under the headings “Adjusted EBITDA Reconciliation."

Investor Contact:

Scott Liolios or Matt Glover

Liolios Group, Inc.

949-574-3860

RILY@liolios.com

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B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except par value)

	June 30,	December 31,
	2016	2015
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$48,123	$30,012
Restricted cash	12,108	51
Securities owned, at fair value	24,644	25,543
Accounts receivable, net	7,997	9,472
Due from related parties	2,255	409
Advances against customer contracts	5,609	5,013
Goods held for sale or auction	36	37
Prepaid expenses and other current assets	8,507	2,415
Total current assets	109,279	72,952
Property and equipment, net	475	592
Goodwill	34,528	34,528
Other intangible assets, net	4,545	4,768
Deferred income taxes	18,722	18,992
Other assets	1,989	588
Total assets	$169,538	$132,420
Liabilities and Equity
Current liabilities:
Accounts payable	$1,084	$1,123
Accrued payroll and related expenses	3,084	7,178
Accrued value added tax	34	1,785
Accrued expenses and other liabilities	5,335	5,806
Auction and liquidation proceeds payable	15,959	672
Due to related parties	—	166
Securities sold not yet purchased	5,932	713
Mandatorily redeemable noncontrolling interests	2,512	2,994
Revolving credit facilities	—	272
Contingent consideration- current portion	1,196	1,241
Total current liabilities	35,136	21,950
Contingent consideration, net of current portion	—	1,150
Total liabilities	35,136	23,100
Commitments and contingencies
B. Riley Financial, Inc. stockholders' equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued	—	—
Common stock, $0.0001 par value; 40,000,000 shares authorized; 19,043,072 and 16,448,119 issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	2	2
Additional paid-in capital	140,555	116,799
Retained earnings (deficit)	(6,158)	(6,305)
Accumulated other comprehensive loss	(1,075)	(1,058)
Total B. Riley Financial, Inc. stockholders' equity	133,324	109,438
Noncontrolling interests	1,078	(118)
Total equity	134,402	109,320
Total liabilities and equity	$169,538	$132,420

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B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(Dollars in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Revenues:
Services and fees	$20,261	$39,442	$40,205	$61,026
Sale of goods	—	6,019	2	10,466
Total revenues	20,261	45,461	40,207	71,492
Operating expenses:
Direct cost of services	5,560	8,539	12,243	15,317
Cost of goods sold	—	2,181	2	3,071
Selling, general and administrative expenses (including transaction costs of $905 and $922 for the three and six months ended June 30, 2016, respectively)	14,521	20,072	26,117	32,973
Total operating expenses	20,081	30,792	38,362	51,361
Operating income	180	14,669	1,845	20,131
Other income (expense):
Interest income	3	3	6	5
Interest expense	(275)	(418)	(407)	(671)
(Loss) income before income taxes	(92)	14,254	1,444	19,465
Benefit (provision) for income taxes	65	(5,685)	(101)	(7,460)
Net (loss) income	(27)	8,569	1,343	12,005
Net income (loss) attributable to noncontrolling interests	74	(95)	1,196	659
Net (loss) income attributable to B. Riley Financial, Inc.	$(101)	$8,664	$147	$11,346

Basic (loss) income per share	$(0.01)	$0.53	$0.01	$0.70
Diluted (loss) income per share	$(0.01)	$0.53	$0.01	$0.70
Weighted average basic shares outstanding	17,935,254	16,237,860	17,212,716	16,177,824
Weighted average diluted shares outstanding	17,935,254	16,310,829	17,547,073	16,236,748

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B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Dollars in thousands)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net income	$1,343	$12,005
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	399	421
Provision for credit losses	(3)	255
Share based compensation	997	416
Effect of foreign currency on operations	–	5
Non-cash interest	54	73
Deferred income taxes	271	5,499
Income allocated to mandatorily redeemable noncontrolling interests and redeemable noncontrolling interests	960	1,116
Change in operating assets and liabilities:
Accounts receivable and advances against customer contracts	1,087	(439)
Securities owned	899	4,273
Goods held for sale or auction	1	52
Prepaid expenses and other assets	(7,646)	(1,414)
Accounts payable and accrued expenses	(5,998)	9,218
Due from related party	(1,935)	(1,310)
Securities sold, not yet purchased	5,219	7,311
Auction and liquidation proceeds payable	14,667	(665)
Net cash provided by operating activities	10,315	36,816
Cash flows from investing activities:
Acquisition of MK Capital, net of cash acquired $45	–	(2,451)
Purchases of property and equipment	(58)	(171)
Proceeds from sale of property and equipment	–	4
Increase in restricted cash	(12,026)	7,155
Net cash (used in) provided by investing activities	(12,084)	4,537
Cash flows from financing activities:
Repayment of asset based credit facility	–	(18,506)
Proceeds from (repayment of) revolving line of credit	(272)	71
Proceeds from note payable - related party	–	4,500
Repayment of from note payable - related party	–	(4,500)
Payment of contingent consideration	(1,250)	–
Proceeds from issuance of common stock	22,999	–
Offerring costs from issuance of common stock	(240)
Dividends paid	–	(978)
Distribution to noncontrolling interests	(1,441)	(1,421)
Net cash provided by (used in) financing activities	19,796	(20,834)
Increase in cash and cash equivalents	18,027	20,519
Effect of foreign currency on cash	84	9
Net increase in cash and cash equivalents	18,111	20,528
Cash and cash equivalents, beginning of period	30,012	21,600
Cash and cash equivalents, end of period	$48,123	$42,128
Supplemental disclosures:
Interest paid	$252	$413
Taxes paid	$409	$695

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B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

ADJUSTED EBITDA RECONCILIATION

(Unaudited)

(Dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Adjusted EBITDA reconciliation:

Net income (loss) as reported	$(101)	$8,664	$147	$11,346

Adjustments:
Provision (benefit) for income taxes	(65)	5,685	101	7,460
Interest expense	275	418	407	671
Interest income	(3)	(3)	(6)	(5)
Depreciation and amortization	196	226	399	421
Share based payments	560	466	997	466
Transaction costs related to United Online, Inc. acquisition	905	—	922	—

Total EBITDA adjustments	1,868	6,792	2,820	9,013

Adjusted EBITDA	$1,767	$15,456	$2,967	$20,359

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B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

(Unaudited)

(Dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Capital markets reportable segment:
Revenues - Services and fees	$7,172	$13,657	$12,736	$22,865
Selling, general, and administrative expenses	(7,669)	(9,429)	(13,843)	(15,924)
Depreciation and amortization	(23)	(143)	(44)	(250)
Segment (loss) income	(520)	4,085	(1,151)	6,691
Auction and Liquidation reportable segment:
Revenues - Services and fees	5,393	18,012	12,300	23,134
Revenues - Sale of goods	0	6,019	2	10,466
Total revenues	5,393	24,031	12,302	33,600
Direct cost of services	(2,087)	(5,337)	(5,505)	(8,920)
Cost of goods sold	0	(2,181)	(2)	(3,071)
Selling, general, and administrative expenses	(1,577)	(4,501)	(2,802)	(6,465)
Depreciation and amortization	(37)	(93)	(78)	(102)
Segment income	1,692	11,919	3,915	15,042
Valuation and Appraisal reportable segment:
Revenues - Services and fees	7,696	7,773	15,169	15,027
Direct cost of services	(3,473)	(3,202)	(6,738)	(6,397)
Selling, general, and administrative expenses	(2,124)	(2,246)	(4,243)	(4,434)
Depreciation and amortization	(24)	(35)	(53)	(69)
Segment income	2,075	2,290	4,135	4,127
Consolidated operating income from reportable segments	3,247	18,294	6,899	25,860
Corporate and other expenses	(3,067)	(3,625)	(5,054)	(5,729)
Interest income	3	3	6	5
Interest expense	(275)	(418)	(407)	(671)
(Loss) income before income taxes	(92)	14,254	1,444	19,465
Benefit (provision) for income taxes	65	(5,685)	(101)	(7,460)
Net (loss) income	(27)	8,569	1,343	12,005
Net income (loss) attributable to noncontrolling interests	74	(95)	1,196	659
Net (loss) income attributable to B. Riley Financial, Inc.	$(101)	$8,664	$147	$11,346

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